UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

NORTHEAST COMMUNITY BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40589	86-3173858
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

325 Hamilton Avenue, White Plains, New York 10601

(Address of principal executive offices) (Zip Code)

(914) 684-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NECB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 29, 2025, NorthEast Community Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K furnishing under Items 2.02 and 9.01 the Company’s press release announcing its unaudited financial results for the fourth quarter and fiscal year ended December 31, 2024 (the “Original Filing”). The full test of the press release was included as Exhibit 99.1 to the Original Filing.

This Amendment (this “Amendment”) to the Original Filing is being filed to reflect a subsequent event that occurred following the issuance of the Original Filing, more fully described herein. In accordance with ASC 855, Subsequent Events, the Company has determined that this event provided additional evidence about conditions that existed as of the date of the Consolidated Statements of Financial Condition. The adjustment was identified by the Company’s management after the date of the Original Filing and as part of the Company’s customary procedures to finalize its financial statements for inclusion in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Item 2.02	Results of Operations and Financial Condition.

An updated presentation of the Company’s Consolidated Statements of Financial Condition, Consolidated Statements of Income, Selected Consolidated Financial Data, and Net Interest Margin Analysis is attached as Exhibit 99.1 to this Amendment and is incorporated herein by reference. The following is a summary of the adjustment.

During the fourth quarter of 2024, management discovered one of our commercial and industrial (“C&I”) loan borrowers pleaded guilty to Federal criminal loan fraud charges and posted bail pending sentencing. Management immediately downgraded the outstanding $1.0 million balance of the C&I loan to special mention, pending sentencing that was rescheduled numerous times. The loan was performing as of December 31, 2024.

The loan became one month delinquent as of February 28, 2025. Management discovered on March 3, 2025 that a Federal judge revoked the borrower’s bail because additional loan fraud charges were brought against the borrower. The borrower is currently incarcerated and waiting for sentencing on March 18, 2025.

As a result of these developments, management determined the loan is uncollectible and has completely charged-off the $1.0 million loan effective as of December 31, 2024 due to the magnitude of the borrower’s outstanding debts to other lenders and the borrower’s incarceration for a possible extended period thereby rendering loan repayment highly unlikely. We intend to pursue all available remedies to us.

The charge-off resulted in a $717,000 decrease, net of taxes, to fourth quarter 2024 net income and to 2024 annual net income, comprising primarily of an increase of $1.0 million in provision for credit loss, offset by a decrease of $283,000 in provision for income taxes. The Company also decreased total loans by $1.0 million and total stockholders’ equity by $717,000, partially offset by an increase in other assets of $283,000.

Management has discussed the matters disclosed in this Amendment with S.R. Snodgrass, P.C., the Company’s independent registered public accountant firm, and with the Company’s Board of Directors and Audit Committee.

The information contained in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This report contains certain forward-looking statements. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause actual results to differ materially from expected results include, but are not limited to, changes in market interest rates, regional and national economic conditions (including higher inflation and its impact on regional and national economic conditions), legislative and regulatory changes, monetary and fiscal policies of the United States government, including policies of the United States Treasury and the Federal Reserve Board, the quality and composition of the loan or investment portfolios, demand for loan products, decreases in deposit levels necessitating increased borrowing to fund loans and securities, competition, demand for financial services in NorthEast Community Bank’s market area, changes in the real estate market values in NorthEast Community Bank’s market area, the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns, and changes in relevant accounting principles and guidelines. Additionally, other risks and uncertainties may be described in our annual and quarterly reports filed with the U.S. Securities and Exchange Commission (the “SEC”), which are available through the SEC’s website located at www.sec.gov. These risks and uncertainties should be considered in evaluating any forward-looking statements and undue reliance should not be placed on such statements. Except as required by applicable law or regulation, the Company does not undertake, and specifically disclaims any obligation, to release publicly the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of the statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01	Financial Statements and Other Exhibits.

(d)	Exhibits

Number	Description

99.1	Updated Presentation of Consolidated Statements of Financial Condition, Consolidated Statements of Income, Selected Consolidated Financial Data, and Net Interest Margin Analysis

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHEAST COMMUNITY BANCORP, INC.

Date: March 11, 2025	By:	/s/ Kenneth A. Martinek
Kenneth A. Martinek
Chairman and Chief Executive Officer